Label	Element	Value
Prospectus [Line Items]	rr_ProspectusLineItems
Document Type	dei_DocumentType	497
Document Period End Date	dei_DocumentPeriodEndDate	Oct. 25, 2021
Registrant Name	dei_EntityRegistrantName	First Trust Exchange-Traded Fund II
Entity Central Index Key	dei_EntityCentralIndexKey	0001364608
Entity Inv Company Type	dei_EntityInvCompanyType	N-1A
Amendment Flag	dei_AmendmentFlag	false
First Trust Global Wind Energy ETF
Prospectus [Line Items]	rr_ProspectusLineItems
Supplement to Prospectus [Text Block]	rr_SupplementToProspectusTextBlock

Notwithstanding anything to the contrary in the Fund’s Prospectus, the third paragraph of the section entitled “SUMMARY INFORMATION – First Trust Global Wind Energy ETF (FAN) – Principal Investment Strategies” is replaced in its entirety with the following:

The Index allocates an aggregate weight of 60% to companies that are identified as “Pure Play” and an aggregate weight of 40% to those companies determined to be “Diversified.” Pure Play companies are those primarily engaged and actively involved in some aspect of the wind energy industry, with 50% or more of revenues and/or generating assets (energy capacity and/or production) coming from wind-related activities. Diversified companies are those simply involved and engaged in some aspect of the wind energy industry. This is done to ensure that companies that are exclusive to the wind energy industry, which generally have smaller market capitalizations relative to their multi-industry counterparts, are adequately represented in the Index. The Index utilizes a modified market capitalization weighted methodology for each group of companies. The Pure Play companies are weighted so that the five largest Pure Play companies may not exceed 8% each of the entire Index and the remaining Pure Play Companies may not exceed 4% each of the entire Index. No Diversified company may exceed 2% of the entire Index.